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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934



Date of Report (Date of earliest event reported)   November 24, 1999
(NOVEMBER 24, 1999)                                -----------------

                   Superior National Insurance Group, Inc.
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



              Delaware              0-25984                  95-4610936
-------------------------------------------------------------------------------
        (State or other          (Commission             (I.R.S. Employer
         jurisdiction            File Number)           Identification No.)
       of incorporation)




           26541 Agoura Road,
          Calabasas, California                                 91302
------------------------------------------              -----------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:              (818) 880-1600
                                                                 --------------


           26601 Agoura Road,
          Calabasas, California                                 91302
------------------------------------------              -----------------------
    (Former name or former address,                           (Zip Code)
     if changed since last report.)

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ITEM 5.

     Attached hereto as Exhibit 99.1 is the press release issued by Superior National Insurance Group, Inc. dated November 24, 1999 which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

               99.1  Press release dated November 24, 1999.



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 24, 1999


                                SUPERIOR NATIONAL INSURANCE GROUP, INC.


                                By: /s/ J. Chris Seaman
                                    -------------------------------------
                                    J. Chris Seaman
                                    President and Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit
Number                      Description
-------                     -----------
99.1                Press release dated November 24, 1999.